Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCORTM REPORTS FISCAL 2011 SECOND QUARTER RESULTS

MILPITAS, Calif., January 27, 2011 —KLA-Tencor CorporationTM (NASDAQ: KLAC) today announced operating results for its second quarter of fiscal year 2011, which ended on December 31, 2010, and reported GAAP net income of $185 million and GAAP earnings per diluted share of $1.09 on revenues of $766 million.

“KLA-Tencor ended calendar year 2010 with an outstanding quarter, as high levels of demand coupled with solid execution in our global manufacturing operations drove increased shipments, revenue and earnings,” commented Rick Wallace, KLA-Tencor’s president and CEO. “We begin calendar 2011 with excellent momentum, driven by our customer focus, competitive market position and a strong demand environment for process control.”

GAAP Results

	Q2 FY 2011	Q1 FY 2011	Q2 FY 2010
Revenues	$766 million	$682 million	$440 million
Net Income	$185 million	$154 million	$22 million
Earnings per Diluted Share	$1.09	$0.91	$0.13

Non-GAAP Results

	Q2 FY 2011	Q1 FY 2011	Q2 FY 2010
Net Income	$187 million	$169 million	$49 million
Earnings per Diluted Share	$1.10	$0.99	$0.28

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restatement and restructuring related items, and certain discrete tax items.

KLA-Tencor will discuss the results for its fiscal year 2011 second quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Standard Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding KLA-Tencor’s ability to carry operating momentum into the quarter ending March 31, 2011, the company’s ability to maintain its current market position, the expected levels of demand for process control and the company’s ability to successfully innovate, develop and sell new technologies and products that meet customer needs are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; market acceptance of the company’s existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2010, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, LED, photovoltaic, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 30 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	December 31, 2010	June 30, 2010
ASSETS
Cash and marketable securities	$1,636,400	$1,534,044
Accounts receivable, net	531,453	440,125
Inventories, net	504,697	401,730
Other current assets	453,761	459,566
Land, property and equipment, net	249,468	236,752
Goodwill	328,147	328,006
Purchased intangibles, net	101,900	117,336
Other non-current assets	362,635	389,497

Total assets	$4,168,461	$3,907,056

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$123,166	$107,938
Deferred system profit	241,494	204,764
Unearned revenue	33,193	37,026
Other current liabilities	396,084	422,059

Total current liabilities	793,937	771,787

Non-current liabilities:
Income tax payable	62,329	53,492
Unearned revenue	28,383	20,354
Other non-current liabilities	71,560	69,065
Long-term debt	746,018	745,747

Total liabilities	1,702,227	1,660,445

Stockholders’ equity:
Common stock and capital in excess of par value	972,870	921,460
Retained earnings	1,506,747	1,356,454
Accumulated other comprehensive income (loss)	(13,383)	(31,303)

Total stockholders’ equity	2,466,234	2,246,611

Total liabilities and stockholders’ equity	$4,168,461	$3,907,056

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended		Six months ended
(In thousands, except per share data)	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Revenues:
Product	$627,857	$314,946	$1,178,466	$544,197
Service	138,470	125,409	270,203	238,845

Total revenues	766,327	440,355	1,448,669	783,042

Costs and operating expenses:
Costs of revenues	311,398	207,286	575,367	379,178
Engineering, research and development	94,897	83,301	189,617	161,510
Selling, general and administrative	91,166	102,673	179,203	180,309

Total costs and operating expenses	497,461	393,260	944,187	720,997
Income from operations	268,866	47,095	504,482	62,045

Interest income and other, net	(17,675)	(9,079)	(29,979)	(1,237)

Income before income taxes	251,191	38,016	474,503	60,808
Provision for income taxes	65,699	16,222	134,815	18,609

Net income	$185,492	$21,794	$339,688	$42,199

Net income per share:
Basic	$1.11	$0.13	$2.03	$0.25

Diluted	$1.09	$0.13	$2.00	$0.24

Cash dividend paid per share	$0.25	$0.15	$0.50	$0.30

Weighted average number of shares:
Basic	166,886	171,408	167,052	171,053
Diluted	169,513	173,808	169,685	173,292

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended December 31,
(In thousands)	2010	2009
Cash flows from operating activities:
Net income	$185,492	$21,794
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,653	23,240
Asset impairment charges	6,800	10,592
Non-cash stock-based compensation expense	19,431	20,855
Net gain on sale of marketable securities and other investments	(430)	(1,582)
Gain on sale of real estate assets	(1,372)	(160)
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:
Increase in accounts receivable, net	(28,890)	(55,564)
Increase in inventories	(39,710)	(2,621)
Decrease (increase) in other assets	(10,151)	101,550
Increase (decrease) in accounts payable	(15,416)	12,328
Increase in deferred system profit	39,831	32,856
Increase in other liabilities	16,687	313

Net cash provided by operating activities	193,925	163,601

Cash flows from investing activities:
Capital expenditures, net	(11,552)	(10,735)
Proceeds from sale of assets	18,185	5,878
Purchase of available-for-sale securities	(189,361)	(337,025)
Proceeds from sale and maturity of available-for-sale securities	123,677	182,799
Purchase of trading securities	(12,397)	(15,001)
Proceeds from sale of trading securities	13,905	17,476

Net cash used in investing activities	(57,543)	(156,608)

Cash flows from financing activities:
Issuance of common stock	28,768	20,545
Tax withholding payments related to vested and released restricted stock units	(10,732)	(10,371)
Common stock repurchases	(57,017)	—
Payment of dividends to stockholders	(41,809)	(25,686)

Net cash used in financing activities	(80,790)	(15,512)

Effect of exchange rate changes on cash and cash equivalents	2,128	(876)

Net increase (decrease) in cash and cash equivalents	57,720	(9,395)

Cash and cash equivalents at beginning of period	538,384	540,839

Cash and cash equivalents at end of period	$596,104	$531,444

Supplemental cash flow disclosures:
Income taxes paid (refunds received), net	$71,309	$(68,491)
Interest paid	$26,095	$26,084

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands, except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Six months ended
		December 31, 2010	September 30, 2010	December 31, 2009	December 31, 2010	December 31, 2009
GAAP net income		$185,492	$154,196	$21,794	$339,688	$42,199
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	8,178	8,178	8,104	16,356	16,199
Restructuring, severance and other related charges	b	(974)	—	14,450	(974)	10,041
Restatement related charges	c	1,147	—	7,077	1,147	12,265
Income tax effect of non-GAAP adjustments	d	(2,921)	(2,857)	(10,762)	(5,778)	(13,883)
Discrete tax items	e	(3,706)	9,154	8,693	5,448	8,693

Non-GAAP net income		$187,216	$168,671	$49,356	$355,887	$75,514

GAAP net income per diluted share		$1.09	$0.91	$0.13	$2.00	$0.24

Non-GAAP net income per diluted share		$1.10	$0.99	$0.28	$2.10	$0.44

Shares used in diluted shares calculation		169,513	169,839	173,808	169,685	173,292

Pre-tax impact of items included in Consolidated Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Restatement related charges	Total pre-tax GAAP to non-GAAP adjustment
Three months ended December 31, 2010
Costs of revenues	$5,790	$—	$—	$5,790
Engineering, research and development	898	—	—	898
Selling, general and administrative	1,490	(974)	1,147	1,663

Total in three months ended December 31, 2010	$8,178	$(974)	$1,147	$8,351

Three months ended September 30, 2010
Costs of revenues	$5,790	$—	$—	$5,790
Engineering, research and development	898	—	—	898
Selling, general and administrative	1,490	—	—	1,490

Total in three months ended September 30, 2010	$8,178	$—	$—	$8,178

Three months ended December 31, 2009
Costs of revenues	$5,727	$2,052	$—	$7,779
Engineering, research and development	898	566	—	1,464
Selling, general and administrative	1,479	11,832	7,077	20,388

Total in three months ended December 31, 2009	$8,104	$14,450	$7,077	$29,631

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include amortization of intangible assets, inventory fair value adjustments, and in-process research and development charges associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes that it is appropriate to exclude acquisition related inventory fair value adjustments and in-process research and development charges as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b	Restructuring, severance and other related charges include gains and costs associated with the company’s facilities divestment and consolidation program, reductions in force, and gains and losses from sales of facilities. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c	Restatement related charges include legal and other expenses related to the investigation regarding the company’s historical stock option granting process and related shareholder litigation and other matters. The Company paid or reimbursed legal expenses incurred in connection with the investigation of its historical stock option practices and the related litigation and government inquiries by a number of its current and former directors, officers and employees. The Company is currently paying defense costs a former officer and employee facing SEC civil actions to which the Company is not a party. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

e	Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity and are generally recorded as increases to capital in excess of par value. Shortfalls arises when the tax deduction is less than book compensation and are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. When there are shortfalls recorded as provision for income taxes during an earlier quarter, windfalls arising in subsequent quarters within the same fiscal year are recorded as a reduction to income taxes to the extent of the shortfalls recorded. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.